                   LINCOLN CONVERTIBLE SECURITIES FUND, INC.

                               1998 Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.

TABLE OF CONTENTS

                                                       Page
-----------------------------------------------------------
 Manager Profile                                         1
 Investment Policies & Objectives                        1
 President's Letter                                      2
 Portfolio Manager's Discussion                          4
 Portfolio Performance                                   7
 Annual Performance of Fund vs. Indices                  7
 Total Fund Investments                                  7
 Common Stock Market Prices & Net Asset Value History    8
 Dividend History                                        8
 Tax Information                                         9
 Shareholder Meeting Results                            10
 Financial Statements:
 Statement of Net Assets                                11
 Statement of Operations                                16
 Statements of Changes in Net Assets                    17
 Financial Highlights                                   18
 Notes to Financial Statements                          20
 Report of Independent Accountants                      22
 Directors & Officers of the Fund                       23
 Corporate Information                                  24

Manager Profile

Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management, Inc. (LIM), a wholly owned subsidiary of Lincoln National Investments, Inc. (LNI). LNI was formed in 1997 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.
 Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $4 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC).
 In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.
 The investment portfolio will contain primarily convertible securities, including private placement convertible securities. The Fund also will invest in publicly traded fixed-income securities and preferred and common stocks.
 The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1998, has chosen not to do so.

President's Letter 1998 Annual Report

Dear Shareholder:

This past year was one of the most turbulent years in recent history for the financial markets. Although most segments of the market ended the year on a positive note, the year included tremendous volatility. Throughout all of the markets swings, one trend dominated the market place. Investors favored large, safe investments over securities of smaller capitalization companies. This trend has been apparent in the equity market for four years but accelerated and spread to the fixed-income markets this past year. The poor relative performance of smaller stocks reached levels not seen since 1929, and credit spreads widened to historical highs. These two factors created significant pressure on the prices of smaller company securities. Since much of the convertible market, and your Fund in particular, consists of securities issued by small and mid-sized companies, we were significantly affected by these trends.
 The year began positive enough, with most equity indices up over 10% in the first quarter. Equity markets initially shrugged off concerns that Asian economic troubles would significantly affect U.S. corporate earnings. During the second quarter however, global problems began to increase as the Asian crisis deteriorated and spread to other regions. Export oriented companies began to report earnings disappointments, and investors began to favor only the safest of investments. By the third quarter dislocations in the financial markets had forced some emerging market countries to default on their debt and even U.S. brokerages were rumored to be on the verge of collapse. Corporate bond markets were effectively closed to all but the highest rated companies, and stocks were being sold across the board. The market outlook was so dire by October that economists began forecasting a recession due to the inability of companies to raise capital. However, just as the outlook was at its bleakest, the Fed eased interest rates and started an October rally that continued through year-end.
 Your Fund was not immune to these market problems. The Fund's philosophy of investing in companies that are undergoing positive fundamental change typically leads us to focus the Fund's holdings on small and mid-sized growth companies. The drastic flight to quality during the third quarter and the corresponding small company sell-off created the worst quarterly performance in the Fund's history. Liquidity became non-existent, and many of our convertibles were being priced at absurdly low levels. Even though the poor third quarter was followed by one of the best quarters the Fund has ever had, we still finished with a loss for the entire year.
 The Fund continued with its regular $.96 annual dividend in 1998, but did not make any additional short- term gain distributions this past year. With the reduction in the long-term capital gains rate that took place in early 1998, we are intentionally reducing our short-term capital gains payout when possible.
 Although performance has suffered over the past 15 months, we firmly believe the Fund can rebound in the future. It is no coincidence this period of sub-par performance coincides with the record setting trends against small company stock and bonds mentioned above. These are not trends that can continue indefinitely. Small-cap cycles have historically lasted approximately 5 years, and 1999 would be the sixth year if this trend continues. This lagging performance has created small company valuations that are at record lows relative to large stock valuations. On the bond side of the equation, credit spreads have already begun to recover in early 1999, and should continue to trend towards historical norms.
 We have an optimistic outlook for the Fund as we start 1999. In addition to possible reversals of the negative capitalization and credit spread trends, there are a number of reasons to be positive for the future. First, the year begins with a favorable supply and demand environment for convertibles. The lack of new issues in the second half of 1998, combined with the steady redemptions of existing issues is creating a steady demand for new convertibles. We also foresee a stable interest rate environment for the intermediate term future. The wildcard in our outlook concerns global market volatility. If problems in emerging markets create another flight to quality, a significant performance recovery may be delayed. However, the attractive valuations on our convertible securities and their underlying equities at year-end should position us for a positive year. At year-end 1998 the Fund's holdings yielded over 6%, and had a median conversion premium of only 22%. Our underlying equities are trading at 19 times their expected 1999 earnings yet have a 25% expected growth rate over the next 3 to 5 years. These factors all contribute to our view that this coming year can be fruitful to the Fund and its shareholders. We appreciate our shareholders' patience through a difficult year, and are working to create move favorable results in 1999.

Sincerely,

H. Thomas McKeekin

H. Thomas McMeekin
President
January 29, 1999

Portfolio Manager's Discussion:

Describe Your Investment Philosophy?

Our convertible strategy consists of both equity and bond analysis. We focus on the underlying equity first, since movement in the underlying equity is what determines most of the variability in the price of a convertible security. We search for companies that are undergoing significant positive fundamental changes that will result in increased earnings and the company's stock price. Examples are usually found in companies with new products or in companies in improving industries with changing dynamics, such as the telecommunications industry. Our analysis further focuses on finding convertible securities that provide significant sensitivity to a rising stock price, but also have bond characteristics that will protect our investment if the underlying stock price falls. The combination of these two factors gives us a positive return profile that should provide unlimited return potential, but with limited downside risk.

Give A Sample Holding And Explain Why You Own It?

An investment we have held for a while is Comverse Technology. Comverse Technology manufactures hardware and software that allows phone companies around the world to provide enhanced services such as voice mail and call forwarding. We first purchased a Comverse convertible in 1995 when Comverse was just beginning to penetrate the market for enhanced services in the exploding wireless marketplace. As new wireless entrants were entering the communications market, they required new services to attract and retain customers. Comverse successfully provide these services and now dominates this market. We have owned three different convertibles issued by Comverse, swapping to newer issues with superior convertible characteristics when available.
 This investment provided excellent upside participation but also provided a high yield and short maturity to protect us if the company stumbled.

Could You Describe The Overall Level Of Attractiveness Of The Convertible Market Today?

The attractiveness of the convertible market is determined by examining the factors that draw investors to the convertible market in the first place. Investors purchase convertibles for a number of reasons, including high current yields, superior downside protection, and high upside equity sensitivity. During 1998 the average current yield in the convertible market actually increased even though government bond yields declined substantially during the year. Due to the increase in spreads in the corporate bond market the average convertible now has its largest current yield spread over treasury bonds since the beginning of 1991. Downside protection characteristics are also positive for the market. As interest rates dropped during 1998 and convertible prices remained relatively static, the fixed income floors should have increased. This benefit was delayed due to the increase in credit spreads. The expected increase in pricing should be realized during 1999 as credit spreads decline back to historical norms. Convertibles also have a high degree of equity sensitivity as illustrated by the Fund's moderate 22% average conversion premium at year-end. With our average security price very close to par, and limited call risk, our holdings have unlimited upside potential. Overall, the market is very attractive and is an excellent alternative to either direct equity investments or non-convertible, fixed-income instruments.

How Does 1998's Performance Compare With The Historic Performance Of The Fund?

The performance in 1998 was clearly disappointing, and was an exception in the history of the Fund.
 Although our bias towards small growth companies depressed our performance in the recent past, this bias has helped us in other periods and should help again in the future. This same strategy was used when we were one of the top performing funds in 1991, 1993, and 1996. In 1994, which was another negative absolute performance year for the Fund (-1.96%), we outperformed the convertible indices and the average convertible fund. The 12-month period from the 3rd quarter of 1997 through the 3rd quarter of 1998 is truly an outlier to the typical relative returns the Fund has produced. This is the time when the Asian Crisis was at its peak and caused the global flight to quality. This period is one of the worst relative performance periods on record for small-cap stocks and coincides with the record increase in credit spreads in the corporate bond market. Since we begin 1999 with relative valuations low, and credit spreads still high, we don't think a similar period should occur anytime soon.

Do You Plan On Making Any Changes To Your Strategy To Prevent Another Period Like The Third Quarter Of 1998?

We don't think our basic strategy needs to be altered since it is unlikely for the same combination of record setting circumstances to happen again. However, our overall bond quality levels in 1998 strayed below the average level of past years. Therefore, we are making an effort to increase our quality level at the margin to give the portfolio a little more quality balance. This translates into holding a few less non-rated issues, and a few more BB or better issues. We are still searching for the same type of underlying equities, but when possible focusing our research more on the higher rated issues. This is not a change in strategy, but a slight adjustment that should remove a little bit of the volatility from the portfolio.

Why Do You Believe That Today Is A Good Time To Invest In Small And Mid-Sized Companies?

One of the first reasons investors focus on possible opportunities in small company equities is that they have underperformed for the past five years. Throughout this century there have been a number of periods of such underperformance, and these periods have usually been followed by extended periods of outperformance. This latest lagging period came after the small-cap high performance period of late 1990 through early 1994. The striking feature of this past 5 years was that the divergence in returns was significantly greater than the second greatest period on record--the 5 years ending in 1930.
 Secondly, this lagging appreciation of small stocks has caused the group to become very cheap on any number of valuation measures, and at record low relative valuation levels versus large capitalization equities. At the end of 1998 small-cap relative valuation levels were at or below their previous records for price/earnings, price/sales, price/book, and P/E to growth ratios. This is quite a difference from the large-cap stocks that as a group are at all time high valuation levels on almost all measures.
 It is difficult to pinpoint a specific catalyst that will change the capitalization trends of the past five years, but we doubt the trend can continue forever. One of the features of this market has been that the high performance of the major averages has been driven by a smaller and smaller group of companies. The top performers have earned higher and higher valuations. At some point investors will decide that these valuations cannot go any higher, and will look towards other investments.

Why Are Convertibles A Good Way To Take Advantage Of Future Outperformance By Small And Mid-Capitalization Equities?

We believe convertibles are an excellent means of investing in the future rally of smaller company securities for a number of reasons. First, in case we are early in predicting a change in this trend the convertibles pay us an attractive yield while we wait. Secondly, the bond features of the convertible will help protect investors if the record high valuations of the large-cap stocks are corrected via a broad market downturn. Third, the type of company that typically issues convertibles--fast growing dynamic companies, are typically the leaders in a smaller cap rally. Additionally, the depressed valuations on convertibles issued by smaller companies should also increase during such a small-cap rally and give an additional boost to performance.

Could You Summarize Your Outlook For The Fund In 1999?

We are cautiously optimistic for performance in 1999. Many of the factors that will determine the performance of the Fund are pointing to a positive year. The underlying equities are attractive, and our yields are at good absolute and relative levels. The overall convertible characteristics of the Fund are attractive. However, the one worry we have is the performance of the equity markets. The major equity averages are at all-time highs, and many segments of the equity market are at record valuation levels. Additionally, it is not clear that the troubles in the emerging markets are over. Although convertibles should be able to turn in positive relative performance, a bear market in equities would make it difficult to have significant positive returns. On the positive side, the worries about the equity market should bring a continued flow of new investors into the convertible market. Overall, with a portfolio of attractive convertible securities and companies poised for continued growth, we feel our holdings should be able to provide positive performance in the year ahead.

Portfolio Performance
As of December 31, 1998

The accompanying graph presents the
cumulative net asset value total
return for the Fund compared to the
First Boston Convertible Securities
Index. This shows the results for
each category of what $ 1,000
invested in 1986 would have grown to
by the end of 1998 assuming
reinvestment of dividends.

[Graph of Portfolio Performance appears here]

                          1986      1989      1992      1994
                          ----      ----      ----      ----
Convertible Securities
 Fund                    $1,000    $1,419    $2,138    $2,686
First Boston
 Convertible
 Securities Index        $1,000    $1,301    $1,840    $2,079
-
                          1997      1998
                          ----      ----
Convertible Securities
 Fund                    $4,379    $4,164
First Boston
 Convertible
 Securities Index        $3,421    $3,646

Annual Performance of Fund vs. Indices

                                                                            Cumulative 5 Yr.
                                        1994    1995   1996   1997   1998  Return Annualized
--------------------------------------------------------------------------------------------
LN Convertible Securities Fund        (1.96%) 19.59% 20.42% 13.17% (5.09%)             8.70%
First Boston Convertible Sec. Index   (4.70%) 23.70% 13.80% 16.90%  6.57%             10.83%
Merrill Lynch Convertible Index       (7.07%) 24.69% 15.90% 19.57%  8.93%             12.09%
Lipper Convertible Mutual Fund Index  (3.90%) 20.60% 14.40% 17.80%  4.40%             10.68%
Standard & Poor's 500*                 1.31%  37.53% 22.94% 33.36% 26.67%             21.37%
Russell 2000                          (1.82%) 28.33% 16.50% 22.40% (3.45%)            10.28%
Lehman Gov't/Corporate Bond Index     (3.50%) 19.24%  2.90%  9.80%  8.29%              7.16%

* Dividends Reinvested

Total Fund Investments
At Market or Fair Values As of December 31

                                             1998                 1997
                                         (000)  % of Total    (000)  % of Total
--------------------------------------------------------------------------------
Convertible & Public Debt Securities   $67,054         64%  $85,651         74%
Private Placement Securities                 -           -        -           -
Convertible Preferred Stocks            27,490         26%   35,952         31%
Common Stocks                            4,206          4%    1,610          1%
Short-Term Investments                   5,799          6%    5,189          5%
Other Assets Under Liabilities            (322)         0%  (12,345)       (11%)
--------------------------------------------------------------------------------
 Total Net Assets                     $104,227        100% $116,057        100%

Common Stock Market Prices and Net Asset Value History (Unaudited)

1998
                  Market Prices and Volumes              Net Asset Value
                 High       Low     Close    Volume     High      Low    Close
------------------------------------------------------------------------------
1st Quarter   $18.625   $16.625   $18.500   866,100   $19.73   $17.76   $19.78
2nd Quarter    19.063    16.750    16.813   536,700    19.88    18.64    19.18
3rd Quarter    17.375    13.500    14.625   529,300    19.39    15.04    15.04
4th Quarter    16.125    13.125    14.000   645,300    16.36    13.70    16.36
1997
                  Market Prices and Volumes              Net Asset Value
                 High       Low     Close    Volume     High      Low    Close
------------------------------------------------------------------------------
1st Quarter   $19.750   $17.250   $17.375   598,200   $20.20   $18.76   $18.76
2nd Quarter    19.000    16.750    18.875   377,400    20.16    18.15    20.16
3rd Quarter    20.000    18.250    19.500   358,000    22.50    20.16    22.50
4th Quarter    20.438    17.625    17.813   333,200    23.13    18.24    18.24
1996
                  Market Prices and Volumes              Net Asset Value
                 High       Low     Close    Volume     High      Low    Close
------------------------------------------------------------------------------
1st Quarter   $17.875   $16.125   $17.125   412,400   $20.42   $18.48   $20.42
2nd Quarter    19.000    16.750    18.250   601,200    22.07    20.24    21.34
3rd Quarter    19.125    16.625    18.750   404,000    21.42    19.60    21.42
4th Quarter    20.375    17.375    17.500   416,300    22.09    18.92    18.92

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

Dividend History

The table below shows the common
dividend per share history.

                               Annual                                                            Annual
Year                         Dividend                           Year                           Dividend
-------------------------------------------------------------------------------------------------------
1987 and Prior                  $1.33                           1993                              $2.92
1988                             0.95                           1994                               1.08
1989                             1.57                           1995                               1.64
1990                             1.02                           1996                               3.33
1991                             1.02                           1997                               2.76
1992                             2.14                           1998                               0.96

Tax Information (Unaudited)


Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 0.96 per share of ordinary income for the tax year 1998. Dividend payments made in April, July, October and mid-January 1999 are taxable in the 1998 tax year.
 In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.
 The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below:

Corporation's Dividend Received Deduction--Percent       38.50%
Corporation's Dividend Received Deduction--$ Per Share  $0.3696

For the year ended December 31, 1998, the Fund realized long-term capital gains. As set forth in the prospectus of the Fund, it is the intention to retain these gains as a means of increasing the asset base of the Fund. These gains, even though not distributed to the shareholder, are taxable; however, the tax has been paid by the Fund. In February 1999, the Fund will distribute IRS Form 2439 to shareholders of record as of December 31, 1998. IRS Form 2439 indicates each shareholder's pro-rata portion of the undistributed long-term capital gains on Line 1 of the form ($0.08282 per share). Your long-term capital gains portion must be reported on Schedule D of your income tax return as long-term capital gains. Your share of the tax paid by the Fund is shown on Line 2 ($0.02899 per share) of IRS Form 2439. Your share of the tax paid by the Fund should be reflected on your tax return as a tax credit (which will reduce your Federal income tax liability and may result in a tax refund).
 Organizations exempt from tax under section 501(a) (and to which section 511 does not apply) and trustees for Individual Retirement Accounts described in section 408 (including a custodian described in section 408(h)) can claim a refund by filing Form 990-T Exempt Organization Business Income Tax Return, as follows: (1) complete the heading and signature area, (2) enter the refund or credit on the appropriate lines, and (3) indicate at the top of the return "Claim for Refund Shown on Form 2439".
 In addition, shareholders of record as of December 31, 1998, are entitled to increase, for federal income tax purposes, the basis of their shares by the excess of Line 1 over Line 2. This amounts to $0.05383 per share.

Shareholder Meeting Results (Unaudited)

The Fund had its annual Shareholder meeting on April 24, 1998. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,086,843 of Common Stock shares (79.94% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                             Number of    Number of Number of
                                          Shares Voted Shares Voted    Shares
                                                   FOR      AGAINST ABSTAINED
-----------------------------------------------------------------------------
Proposal I
Election of Directors
   T. Bindley                                5,002,779       84,064         -
   R. Burridge                               5,032,395       54,448         -
   A. Cepeda                                 5,028,210       58,633         -
   R. Deshaies                               5,035,265       51,578         -
   C. Freund                                 5,023,628       63,215         -
   T. Mathers                                5,014,308       72,535         -
   T. McMeekin                               5,026,927       59,916         -
   D. Toll                                   5,025,737       61,106         -
   A. Warner                                 5,016,359       70,484         -
Proposal II
Ratification of the Selection of Auditor
(PricewaterhouseCoopers LLP)                 5,039,407       15,416    32,020

Year 2000 (Unaudited)

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Lincoln National Convertibles Securities Fund, Inc.
Statement of Net Assets
As of December 31, 1998

 Investments--Notes A & B                Par      Market or
 Convertible Bonds (64.3%)              Amount    Fair Value
-------------------------------------------------------------
 Banking, Finance & Insurance (0.9%)
 Elan Finance
 3.25%, 12/14/18                      $1,585,000 $    897,506
                                                 ------------
 Building & Materials (2.2%)
 Emcor Group
 5.75%, 4/1/05                         2,675,000    2,287,125
                                                 ------------
 Cable, Media & Publishing (4.0%)
 Getty Images 144A
 4.75%, 6/1/03                         3,395,000    2,843,312
 Jacor Communications
 4.75%, 2/9/18                         2,780,000    1,320,500
                                                 ------------
                                                    4,163,812
                                                 ------------
 Computers & Technology (14.6%)
 Activision
 6.75%, 1/1/05                         2,170,000    1,906,887
 Arbor Software
 4.50%, 3/15/05                        1,990,000    1,400,462
 Bea Systems 144A
 4.00%, 6/15/05                        2,035,000    1,330,381
 Cirrus Logic
 6.00%, 12/15/03                       2,000,000    1,512,500
 HNC Software
 4.75%, 3/1/03                         1,000,000    1,046,250
 May & Speh
 5.25%, 4/1/03                         1,495,000    2,322,856
 Network Associates
 4.08%, 2/13/18                        2,610,000    1,614,937
 Platinum Technology
 6.25%, 12/15/02                       1,715,000    1,567,081
 Tecnomatix Technologies 144A
 5.25%, 8/15/04                        3,615,000    2,575,688
                                                 ------------
                                                   15,277,042
                                                 ------------
 Consumer Products (3.7%)
 Data Processing Resource 144A
 5.25%, 4/1/05                         1,700,000    1,717,000
 Personnel Group of America
 5.75%, 7/1/04                         1,480,000    1,707,550
 Personnel Group of America 144A
 5.75%, 7/1/04                           405,000      467,269
                                                 ------------
                                                    3,891,819
                                                 ------------

The accompanying notes are an integral part of the financial statements.

                                               Par      Market or
 Convertible Bonds (continued)                Amount    Fair Value
-------------------------------------------------------------------
 Electronics & Electrical Equipment (3.5%)
 Advanced Micro Devices
 6.00%, 5/15/05                             $1,500,000 $  1,550,625
 Dovatron International 144A
 6.00%, 10/15/02                             1,694,000    2,083,620
                                                       ------------
                                                          3,634,245
                                                       ------------
 Environmental Services (1.7%)
 Waste Management
 4.00%, 2/1/02                               1,470,000    1,806,263
                                                       ------------
 Healthcare & Pharmaceuticals (16.0%)
 Alpharma 144A
 5.75%, 4/1/05                               1,485,000    2,012,175
 Aviron 144A
 5.75%, 4/1/05                               1,145,000    1,087,750
 ESC Medical Systems
 6.00%, 9/1/02                                 500,000      361,875
 ESC Medical Systems 144A
 6.00%, 9/1/02                               1,675,000    1,212,281
 Fuisz Technologies
 7.00%, 10/15/04                               410,000      440,750
 Fuisz Technologies 144A
 7.00%, 10/15/04                             2,270,000    2,440,250
 North American Vaccine
 6.50%, 5/1/03                               2,460,000    1,211,550
 Quadramed 144A
 5.25%, 5/1/05                               2,460,000    2,137,125
 Res-Care
 6.00%, 12/1/04                                510,000      714,000
 Res-care 144A
 6.00%, 12/1/04                                620,000      868,000
 Sabratek
 6.00%, 4/15/05                              1,325,000      886,094
 Sabratek 144A
 6.00%, 4/15/05                              1,355,000      906,156
 Total Renal Care 144A
 7.00%, 5/15/09                              2,205,000    2,356,594
                                                       ------------
                                                         16,634,600
                                                       ------------
 Industrial Machinery (1.8%)
 Action Performance 144A
 4.75%, 4/1/05                               2,040,000    1,922,700
                                                       ------------

The accompanying notes are an integral part of the financial statements.

                                                      Par      Market or
 Convertible Bonds (continued)                       Amount    Fair Value
--------------------------------------------------------------------------
 Leisure, Lodging & Entertainment (3.7%)
 Family Golf Centers 144A
 5.75%, 10/15/04                                   $1,390,000 $  1,282,275
 Imax 144A
 5.75%, 4/1/03                                        340,000      514,250
 Signature Resorts
 5.75%, 1/15/07                                     3,190,000    2,093,438
                                                              ------------
                                                                 3,889,963
                                                              ------------
 Retail (0.9%)
 CKE Restaurants
 4.25%, 3/15/04                                     1,110,000      979,575
                                                              ------------
 Telecommunications (11.3%)
 Antec 144A
 4.50%, 5/15/03                                     2,315,000    2,294,744
 CellStar
 5.00%, 10/15/02                                    1,195,000      766,294
 Comverse Technology 144A
 4.50%, 7/1/05                                      1,345,000    1,686,294
 Gilat Satellite Networks 144A
 6.50%, 6/3/04                                      1,935,000    2,527,594
 Oak Industries
 4.88%, 3/1/08                                         10,000       10,362
 Oak Industries 144A
 4.88%, 3/1/08                                      2,040,000    2,113,950
 P-COM 144A
 4.25%, 11/1/02                                     2,345,000      932,137
 Premier Technologies
 5.75%, 7/1/04                                      1,435,000      724,675
 Smartalk Teleservices
 5.75%, 9/15/04                                     1,695,000      413,156
 Smartalk Teleservices 144A
 5.75%, 9/15/04                                       820,000      199,875
                                                              ------------
                                                                11,669,081
                                                              ------------
   Total Convertible Bonds (cost of $72,332,421)                67,053,731
                                                              ------------

The accompanying notes are an integral part of the financial statements.

                                           Number of  Market or
Common Stock (4.0%)                         Shares   Fair Value
----------------------------------------------------------------
Automobiles & Auto Parts (0.3%)
Republic Industries                          17,100  $   260,775
                                                     -----------
Banking, Finance & Insurance (0.9%)
National Australia Bank--Units               25,000      696,875
Peak Trends Trust                            28,685      276,093
                                                     -----------
                                                         972,968
                                                     -----------
Energy (2.6%)
Tesoro Petroleum                            203,305    2,744,618
                                                     -----------
Telecommunications (0.2%)
Winstar Communications                        5,851      228,006
                                                     -----------
  Total Common Stock (cost of $4,589,268)              4,206,367
                                                     -----------
Convertible Preferred Stock (26.3%)
----------------------------------------------------------------
Automobiles & Auto Parts (2.4%)
Tower Auto Capital Trust 6.75%               35,000    1,833,125
Tower Auto Capital Trust 144A 6.75%          12,125      635,047
                                                     -----------
                                                       2,468,172
                                                     -----------
Banking, Finance & Insurance (3.7%)
Insignia Financial 6.50%                     75,000    3,075,000
Sun Financing 144A 7.00%                     74,000      841,750
                                                     -----------
                                                       3,916,790
                                                     -----------
Building & Materials (2.1%)
Royal Group Technologies 6.875%              99,682    2,193,004
                                                     -----------
Computers & Technology (6.0%)
Cellnet Funding 5.00%                       125,360    1,621,845
Hybridon 6.50%                               16,115      805,750
L&H Capital Trust 144A 4.75%                 40,505    1,336,665
Wang Laboratories Series B 6.50%             41,480    2,457,690
                                                     -----------
                                                       6,221,950
                                                     -----------
Energy (1.7%)
AES Trust II 144A 5.50%                      36,105    1,796,224
                                                     -----------
Food, Beverage & Tobacco (3.5%)
Suiza Capital Trust 5.50%                    25,000    1,071,875
Suiza Capital Trust II 144A 5.50%            60,675    2,601,441
                                                     -----------
                                                       3,673,316
                                                     -----------
Telecommunications (4.1%)
ICG Communications 6.75%                     26,965    1,419,033
ICG Communications 144A 6.75%                12,965      682,283

The accompanying notes are an integral part of the financial statements.

                                                      Number of   Market or
 Convertible Preferred Stock (continued)                Shares    Fair Value
------------------------------------------------------------------------------
 Telecommunications (continued)
 Omnipoint 7.00%                                          20,000 $    500,000
 Omnipoint 144A 7.00%                                     35,705      892,625
 Winstar Communications 7.00%                              9,485      431,568
 Winstar Communications 144A 7.00%                         8,900      404,950
                                                                 ------------
                                                                    4,330,459
                                                                 ------------
 Transportation (2.8%)
 Union Pacific Capital Trust 6.25%                        63,000    2,890,125
                                                                 ------------
   Total Convertible Preferred Stock (cost of
   $32,712,795)                                                    27,490,000
                                                                 ------------
 Warrants (0.0%)
------------------------------------------------------------------------------
 Hybridon Warrants*                                       92,359       23,090
                                                                 ------------
   Total Warrants (cost $0)                                            23,090
                                                                 ------------
                                                         Par
 Short-Term Investments (5.6%)                          Amount
------------------------------------------------------------------------------
 American Honda Finance
 5.06%, 1/11/99                                       $3,800,000    3,800,000
 International Lease Finance
 5.23%, 1/4/99                                         2,000,000    1,999,063
                                                                 ------------
 Total Short-Term Investments (cost of $5,799,063)                  5,799,063
                                                                 ------------
 Total Market Value of Securities (100.2%) (cost of
 $115,433,547)                                                    104,572,251
 Liabilities Net of Receivables and Other Assets (-
 0.2%)                                                               (345,700)
                                                                 ------------
 Net Assets Applicable to 6,372,225 Shares ($0.001
 Par Value) Outstanding--100.0%                                  $104,226,551
                                                                 ------------
 Net Asset Value Per Share of Common Stock
 Outstanding                                                     $      16.36
                                                                 ============
 Common Stock, par value $.001 per share (authorized
 20,000,000 shares),
 issued and outstanding 6,372,225 shares                                6,372
 Proceeds in excess of par value of shares issued                 115,499,834
 Undistributed net investment income                                   47,120
 Undistributed realized loss on investments, net of
 taxes                                                               (465,479)
 Net unrealized depreciation of investments                       (10,861,296)
                                                                 ------------
   Total Net Assets                                              $104,226,551
                                                                 ============

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Statement of Operations
Year Ended December 31, 1998

Investment Income:
 Interest                                                  $  4,577,917
 Dividends                                                    2,867,927
------------------------------------------------------------------------
  Total Investment Income                                     7,445,844
Expenses:
 Management fees--Note C                                        990,931
 Directors fees                                                  76,500
 Printing, stationery, & supplies                                65,619
 Professional fees                                               49,314
 Postage & mailing fees                                          48,294
 Stock transfer & dividend disbursing fees                       15,180
 New York Stock Exchange fee                                     16,170
 Custodian and registrar fees                                     7,569
 Other                                                           17,953
------------------------------------------------------------------------
  Total Operating Expenses                                    1,287,530
Net Investment Income                                         6,158,314
Net Realized and Unrealized Gain (Loss) on Investments
Transactions:
Net realized gain on investment transactions                     62,276
Net change in unrealized depreciation of investments        (11,884,687)
Federal income tax on undistributed realized gain--Note D      (184,715)
------------------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss) on Investments    (12,007,126)
------------------------------------------------------------------------
  Net Decrease In Net Assets Resulting from Operations     $ (5,848,812)
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Statements of Changes in Net Assets

                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1998          1997
------------------------------------------------------------------------------
Changes from Operations:
Net investment income                                $6,158,314    $5,891,418
Net realized gain (loss) on investments (net of
taxes)                                                 (122,439)   15,981,399
Net change in unrealized depreciation of
investments                                         (11,884,687)   (8,683,838)
------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    (5,848,812)   13,188,979
Changes from Capital Share Transactions:
Par value of shares issued under dividend
reinvestment plan                                             9             -
Proceeds in excess of par value for shares issued
under dividend reinvestment plan                        129,946             -
------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions          129,955             -
Distributions to Shareholders:
Distributions to shareholders from net investment
income                                               (6,111,194)   (6,363,695)
Distributions to shareholders from net realized
gain on investments                                           -   (11,200,103)
------------------------------------------------------------------------------
  Total Distributions to Shareholders               (6,111,194)   (17,563,798)
------------------------------------------------------------------------------
  Total Decrease in Net Assets                      (11,830,051)   (4,374,819)
------------------------------------------------------------------------------
Net assets, beginning of year                       116,056,602   120,431,421
------------------------------------------------------------------------------
  Net Assets, End of Year                          $104,226,551  $116,056,602
------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Financial Highlights

(Selected data for each share of            Year Ended December 31,
common stock                        -------------------------------------------
outstanding throughout the year)        1998      1997      1996      1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $18.24    $18.92    $18.71    $17.10
Income from Investment Operations:
Net investment income                   0.97      0.93      0.92      0.91
Net realized and unrealized gain
(loss) (net of taxes)                  (1.89)     1.15      2.62      2.34
-------------------------------------------------------------------------------
  Total from Investment Operations     (0.92)     2.08      3.54      3.25
Less distributions:
Dividends from net investment
income                                 (0.96)    (1.00)    (0.98)    (0.96)
Distributions from net realized
gains                                      -     (1.76)    (2.35)    (0.68)
-------------------------------------------------------------------------------
  Total Distributions                  (0.96)    (2.76)    (3.33)    (1.64)
-------------------------------------------------------------------------------
Net Asset Value, End of Year           16.36     18.24     18.92    $18.71
-------------------------------------------------------------------------------
Per Share Market Value, End of
Year                                  $14.00    $17.81    $17.50    $16.75
Total Investment Return
 (based on Market Value)             (16.43%)   17.54%    24.36%    19.57%
Ratios and Supplemental Data:
Net assets, end of period (000
omitted)                            $104,227  $116,057  $120,431  $119,087
Ratio of expenses to average net
assets                                 1.15%     1.05%     1.05%     1.09%
Ratio of net investment income to
average net assets                     5.52%     4.64%     4.50%     4.91%
Portfolio Turnover                   151.68%   141.85%   134.85%   127.24%

The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Financial Highlights

(Selected data for each                Year Ended December 31,
share of common stock    --------------------------------------------------------
outstanding throughout
the year)                    1994      1993      1992      1991     1990     1989
----------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year          $18.84    $17.62    $18.04    $13.59   $15.21   $13.41
Income from Investment
Operations:
Net investment income        0.94      0.90      1.01      0.97     1.03     1.53
Net realized and
unrealized gain (loss)
(net of taxes)              (1.60)     3.24      0.71      4.50    (1.63)    1.84
----------------------------------------------------------------------------------
  Total from Investment
  Operations                (0.66)     4.14      1.72      5.47    (0.60)    3.37
Less distributions:
Dividends from net
investment income           (0.95)    (1.05)    (0.97)    (1.02)   (1.02)   (1.07)
Distributions from net
realized gains              (0.13)    (1.87)    (1.17)      --       --     (0.50)
----------------------------------------------------------------------------------
  Total Distributions       (1.08)    (2.92)    (2.14)    (1.02)   (1.02)   (1.57)
----------------------------------------------------------------------------------
Net Asset Value, End of
Year                       $17.10    $18.84    $17.62    $18.04   $13.59   $15.21
----------------------------------------------------------------------------------
Per Share Market Value,
End of Year                $15.38    $19.25    $16.50    $15.50   $11.50   $13.38
Total Investment Return
 (based on Market Value)  (14.49%)   34.36%    20.26%    43.65%   (6.43%)  27.23%
Ratios and Supplemental
Data:
Net assets, end of
period (000 omitted)     $108,810  $118,575  $110,743  $113,398  $85,434  $95,655
Ratio of expenses to
average net assets          1.09%     1.02%     0.83%     0.89%    0.97%    0.94%
Ratio of net investment
income to average net
assets                      5.18%     4.58%     5.49%     5.96%    7.21%    6.64%
Portfolio Turnover        127.32%   222.00%   166.26%   132.99%  134.64%  147.31%

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


Note A--Summary of Accounting Policies

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.
 Investments in securities traded on a national exchange are valued at their last reported sale price on the date of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported mean price. Securities, which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported mean price on the date of valuation from the issuance's underwriter or independent broker. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.
 Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.
 The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons.
 Because of the inherent uncertainty of valuation, those estimated values might differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 1998, there were no private placement securities held by the Fund.

Income Taxes

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.
 As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.
 Distributions to common shareholders are recorded on the ex-dividend date.

Note B--Investments

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.
 The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $171,112,487 and $183,856,553, for the year ended December 31, 1998.

Note C--Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Lynch & Mayer, which is an affiliate of the Advisor, provide the sub-advisory service for the fund. In addition, Delaware Service Company, which is an affiliate of the Advisor, provides accounting and administrative services for the fund. Both parties are paid directly by the Advisor.
 Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Funds. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note D--Income Taxes

The cost of investments for federal income tax purposes is $123,594,321. At December 31, 1998, the aggregate gross unrealized appreciation of investments was $5,794,979 and the aggregate gross unrealized depreciation was $17,121,754.

Report of Independent Accountants

To the Shareholders and Board of Directors of Lincoln National Convertible Securities Fund, Inc.

In our opinion, the accompanying statement of net assets of Lincoln National Convertible Securities Fund, Inc. (the "Fund"), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lincoln National Convertible Securities Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

Directors & Officers of the Fund

 Directors            Descriptions of Occupations and Responsibilities
 Thomas L. Bindley    President, Bindley Capital Corporation; Director, Midas, Inc.; Director, Lincoln National Income
                      Fund, Inc., and Junior Achievement of Chicago member, Board of Vistors, McDonough School of Business at Georgetown University
 Richard M. Burridge  Chairman, The Burridge Group, Inc.; Director, Cincinnati Financial Corporation; Lincoln National
                      Income Fund Inc., Health Services Corporation of Illinois (Blue Cross of Illinois), Chairman of the
                      Board Fort Dearborn Income Securities, Inc.
 Adela Cepeda         President, A.C. Advisory, Inc.; Commissioner, Chicago Public Building Commission; Director, Lincoln
                      National Income Fund, Inc.; Director and Vice President, Harvard Club of Chicago.
 Roger J. Deshaies    Senior Vice President, Finance, Bingham and Women's Hospital (Harvard Medical School teaching affiliate); Corporate Director of Partners Health System; Director, Lincoln National Income Fund,
                      Inc.
 Charles G. Freund    Chairman Emeritus of the Board of Directors, Success National Bank at Lincolnshire; Director,
                      Mathers Fund, Inc.; Lincoln National Income Fund, Inc.
 Thomas N. Mathers    Director, Lincoln National Income Fund, Inc.; Vice President and Director, OFC Meadowood Retirement
                      Community.
 H. Thomas McMeekin   Executive Vice President and Chief Investment Officer, Lincoln National Corporation; President and
                      Director, Lincoln Investment Management Inc. and Lincoln National Income Fund, Inc.; Director, The
                      Lincoln National Life Insurance Company, Lincoln National Investment Companies, Inc., Delaware
                      Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Investment Advisors, Inc.
 Daniel R. Toll       Director, Kemper National Insurance Company, Lincoln National Income Fund, Inc., & Mallinckrodt,
                      Inc.
 Officers
 H. Thomas McMeekin   President
 David A. Berry       Vice President
 David G. Humes       Vice President, Treasurer & Controller
 Edward J. Petner     Vice President
 Robert D. Schwartz   Vice President
 Cynthia A. Rose      Secretary

Corporate Information


Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

Equiserve - First Chicago Division P.O. Box 2500 Jersey City NJ 07303-2500 1-800-317-4445

Investment Advisor

Lincoln Investment Management, Inc. 200 East Berry Street Fort Wayne, IN 46802 219-455-2210

Investment Subadvisor

Lynch & Mayer, Inc. 520 Madison Avenue New York, NY 10022 212-758-1717

Administrator

Delaware Service Company 1818 Market Street Philadelphia, PA 19103

Independent Accountants

PricewaterhouseCoopers LLP 2400 Eleven Penn Center Philadelphia, PA 19103

Stock Exchange

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.
 To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.
 Shares will be held by Equiserve, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.
 There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.
 If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
 You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
 For additional information on the Plan, please write Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

Lincoln Investment Management, Inc.
200 east Berry Street
Fort Wayne, Indiana 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National
Convertible Securities Fund, Inc.



Form 23296-1 2/99

              Lincoln National Convertible Securities Fund, Inc.

                              1998 Annual Report